CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Apr. 30, 2013	Apr. 30, 2012	Apr. 30, 2011
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid to common shareholders, net of reinvestment	$ 11,802	$ 10,177	$ 10,627
Distributions paid to noncontrolling interests - Unitholders of the Operating Partnership, net reinvestment	614	657	746
Cash paid for interest	$ 742	$ 571	$ 56